MAINSTAY VP FUNDS TRUST

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Convertible Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated February 26, 2024 (“Supplement”) to the Prospectus and Summary Prospectuses dated May 1, 2023, as supplemented and Statement of Additional Information (“SAI”), as dated May 1, 2023 and amended October 13, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectuses and SAI.

Effective on or about February 28, 2024 the following portfolio manager are added:

1. For MainStay VP MacKay High Yield Corporate Bond Portfolio, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is revised to add the below to the existing portfolio management team. Andrew Susser will continue to be the lead portfolio manager of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dohyun Cha, Managing Director	Since February 2024
	Won Choi, Managing Director	Since February 2024
	Nate Hudson, Managing Director	Since February 2024

2. For MainStay VP MacKay Convertible Portfolio, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is revised to add the below to the existing portfolio management team. Edward Silverstein will continue to be the lead portfolio manager of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Thomas Wynn, Managing Director	Since February 2024

3. For each of the Funds, in the section of the Prospectus entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following for Messrs. Cha, Choi, Hudson and Wynn:

Dohyun Cha, CFA

Mr. Cha has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since February 2024. He is a Managing Director on the High Yield Team, where he follows the energy sector. Prior to joining MacKay Shields in 2006, Mr. Cha was a Vice President at Credit Suisse, where he was an equity analyst covering the basic materials sector. Previously, Mr. Cha was a Financial Analyst in the Investment Banking Division of CIBC World Markets. He received a BS from Boston College and is a CFA® charterholder. Mr. Cha has been working in the investment industry since 1997.

Won Choi, CFA

Mr. Choi has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since February 2024. He is a Managing Director on the High Yield Team, where he follows the financials and metals & mining sectors. Prior to joining MacKay Shields in 2002, he was an Associate at Fenway Partners, Inc, a middle market private equity firm. Previously, Mr. Choi was a Financial Analyst in the Investment Banking Division of Salomon Smith Barney. He received a BA from Yale University and is a CFA® charterholder. Mr. Choi has been working in the investment industry since 1997

Nate Hudson, CFA

Mr. Hudson has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since February 2024. He is a Managing Director on the High Yield Team, where he follows the automotive and services sectors. Prior to joining MacKay Shields in 2008, Mr. Hudson was a Senior Analyst of High Yield Credit in Strategic Capital’s (White Ridge Advisors) proprietary investment group at Banc of America Securities. Previously, he was a sell-side High Yield Analyst at Banc of America Securities and a High Yield Credit Analyst at Nomura Corporate Research & Asset Management (NCRAM). Mr. Hudson received a BA from Yale University and is a CFA® charterholder. He has been working in the investment industry since 1991.

Thomas Wynn, CFA

Mr. Wynn has managed the MainStay VP MacKay Convertible Portfolio since February 2024. Rejoining MacKay Shields in 2015, Mr. Wynn is a Managing Director and is a Convertible portfolio manager. With MacKay Shields from 1995 to 2004 in the firm’s Convertible area, he left MacKay Shields to pursue opportunities in the hedge fund community with AM Investment Partners. Most recently Mr. Wynn was an Equity Long/Short portfolio manager with Centurion Capital and previously with Deutsche Bank. He has an MBA in Finance from New York University and BA in Economics from the University of Notre Dame. Mr. Wynn is a CFA® charterholder and has been in the investment management business since 1983.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.